SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                        Date of Report: December 30, 1996

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     FLORIDA                       5-43936                     65-0377773
 (State or other           (Commission File Number)           (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000

Item 5.           OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing that BankUnited Financial Corporation's (the "Corporation") subsidiary, BankUnited Capital, a trust formed under the laws of Delaware, sold $50 million in new equity capital through the private placement of redeemable trust preferred securities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     BANKUNITED FINANCIAL CORPORATION

                                     By:/s/ SAMUEL A. MILNE
                                        -------------------------------------
                                        Samuel A. Milne
                                            Executive Vice President and
                                            Chief Financial Officer

Dated:  January 9, 1997